Exhibit 10(vii)
                                 LEASE AGREEMENT
                                      (NNN)

1. PARTIES. This Lease, dated for reference purposes only, October 29, 1998, is made by and between John Afridi (herein called "Landlord") and RTO OPERATING, INC. D/B/A HomeChoice (herein called "Tenant").

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Salt Lake, State of Utah commonly known as 1374 South State Street, Salt Lake City, Utah and described as: Approximately 4,500 Square Feet of Showroom/Retail/Storage space, and herein referred to as the "Premises".

3. TERM.

     3.1 Term. The term of this Lease shall be for five (5) years commencing on February 1, 1999 and ending on January 30, 2004 unless sooner terminated pursuant to any provision hereof. Tenant shall have an option to renew this lease for a second term of rive years, at a rental rate of $3,800 per month. The option must be exercised by Tenant o-ivina written notice to the Landlord at least ninety days prior to the expiration of the initial term hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said commencement date, tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and the Tenant shall pay rent for such period at the initial monthly rates set forth below.

4.       BASIC RENTAL PAYMENTS.

     4.1 Basic Annual Rent. Tenant agrees to pay to Landlord as basic annual rent (the "Basic Annual Rent") at such place as Landlord may designate, without prior demand therefore and without any deduction or set off whatsoever, the following: $3,800 per month for months 1-60

     Said monthly installments shall be paid in advance on the first day of each calendar month during the term of the lease. Simultaneously with the execution hereof, Tenant has paid to Landlord the first month's rent, receipt whereof is hereby acknowledged, subject to collection, however, if made by check. In the event the Commencement Date occurs on a day other than the first day of a calendar month, then rent shall be paid on the Commencement Date for the initial fractional calendar month pro-rated on a per-diem basis (based upon a thirty
(30) day month) and paid on the Commencement Date.

     4.2 Additional Monetary Obligations. Tenant shall also pay as base rental (in addition to the Basic Annual Rent) all other sums of money as shall become due and payable by Tenant to Landlord under this Lease.

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Landlord shall have the same remedies in the case of a default in the payment of said other sums of money as are available to Landlord in the case of a default in the payment of one or more installments of Basic Annual Rent.

     ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent when billed. The term "rent" shall mean Base Rent and Additional rent.

     (a) "Lease Year" shall mean any twelve month period beginning on the Commencement Date or any anniversary thereof during the term of the lease.

     (b) "Estimated Basic Costs" shall mean the projected amount of Basic costs for any given Lease Year as estimated by Landlord prior to the commencement of such Lease Year.

     (c) "Tenant's Proportionate Share" shall mean sixty five percent (65%).

     LATE CHARGES. In the event Tenant shall fail to pay said rent (including any additional rental due hereunder) on the due date or within ten (10) working days thereafter, a late charge of ten (10%) percent per month of the delinquent rental shall be added to said rental and paid to the Landlord together therewith.

5. SECURITY DEPOSIT. None.

6. AUTHORIZED USE. Tenant shall use the leased Premises for the following purpose, and for no other purpose whatsoever, without the written consent of Landlord first had and obtained: General Retail Tenant shall not commit or knowingly permit any waste of the leased Premises and shall not permit any part of the leased Premises to be used for any unlawful purpose. The Tenant will comply with all applicable Federal, State and local laws, ordinances and regulations relating to the leased Premises and its use and operation by the Tenant.

7. PROPERTY TAXES.

     7.1 Real Property Taxes. Tenant shall pay sixty five percent (65%) of the Real Property Taxes on the Property (and 100% of any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant during the Lease Term. Subject to Paragraph 7.3 below, such payment shall be made within fifteen ( 15) days after receipt of Landlord's written statement. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes then due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Addition Rent, together with the late charge under Paragraph 4.

     7.2 Definition of "Real Property Tax". Real property tax means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any Governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

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     7.3 Tax  Assessment.  Tenant agrees to pay sixty five percent (65%) of Real
Property Tax assessed to the entire parcel owned by Landlord. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     7.4 Personal Property Tax.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

8. INSURANCE.

     8.1 Fire and Casualty Insurance. It shall be the responsibility of the Tenant to insure his equipment, furniture, fixtures and other personal property. Tenant shall insure and keep insured his leasehold improvements against the perils of fire, lightning, the "Extended Coverages", vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of the replacement value of the Tenant's leasehold improvements, such insurance shall be made payable to Landlord and Mortgagee (if any) as their interests may appear. Tenant shall be responsible for any damage to Premises as a result of forced entry into his space or burglary thereof. Such insurance provided for hereunder shall be in a company or companies acceptable to Landlord and shall be procured and paid for by Tenant, and said policy or policies will be delivered to Landlord. Such insurance may, at Tenant's election, be carried under any General Blanket Insurance Policy of tenant; provided, however, that a satisfactory Certificate of Insurance, together with proof of payment of the premium shall be deposited with Landlord

     Upon Landlord's written request, Tenant agrees to re-invest all insurance proceeds received from the loss or damage or destruction of said leasehold improvements to rebuild said improvements in a manner satisfactory to Landlord, regardless of whether or not Tenant elects to terminate this Lease as herein provided. In the event Tenant elects to terminate this Lease as provided in Paragraph 16, and providing said leasehold improvements are not rebuilt, Tenant does hereby assign all of his right, title and interest in the insurance proceeds covering leasehold improvements to Landlord.

     Landlord shall insure the Premises (as a Basic Cost) exclusive of Tenant's leasehold improvements against the perils of fire, lightning, the "Extended Coverages", vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of replacement value.

     8.2 Increasing Insurance Risk on Leased Premises. Tenant will not permit said leased Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or the insurance risk more hazardous or increase the insurance premiums in effect at the time just prior to the commencement of the term of this Lease. Tenant will not keep, use or sell, or allow to be kept, used or Sold in or about the leased Premises, any articles or material which are prohibited by law or by standard fire insurance policies of the kind customarily in force with respect to premises of the same general type as those covered by this Lease. Tenant further agrees to pay to the Landlord on demand, any increase in insurance premiums on the premises, resulting

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from any cause whatsoever,  over those premiums in effect at the time just prior to the commencement of the terms of this Lease. A mutual agreement between Tenant and Landlord must be met prior to any change in insurance coverage of Landlord Policy that would increase the payment to the Tenant under this paragraph.

     8.3 Liability Insurance and Property Insurance. Tenant will pay its proportionate share of the Liability Insurance and Property Insurance on the building. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

9. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Tenant must pay Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after Landlord provides Tenant a written receipt of the service or utility.

10. REPAIR AND CARE OF BUILDING. Tenant agrees to keep the interior of the building, and the improvement on the Premises in good condition and repair and agrees to pay for all labor, materials and other repairs to the electrical wiring, plumbing, air conditioning and heating systems (including spring and fall servicing, and replacement of filters as recommended by the manufacturers); and to clean and paint the interior of the leased Premises as the same may or may not be necessary in order to maintain said Premises in a clean, attractive and sanitary condition.

11. REPAIR OF BUILDING BY LANDLORD. Landlord agrees, for the term of this Lease, to maintain the roof, in good condition and to repair any latent defects in the exterior walls, floor joints, and foundations. Landlord shall again repair any defects in the plumbing, electrical, heating and air conditioning systems prior to date of occupancy, as well as any damage that might result from acts of Landlord or Landlord's representatives. Landlord shall not, however, be obligated to repair any such damage until written notice of the need of repair shall have been given to Landlord by Tenant, and, after such notice is so given, Landlord shall have a reasonable time in which to make such repairs.

12. CONDITION OF THE PREMISES. Tenant accepts the leased Premises in the condition they are in at the time of its taking possession of said Premises, except for attached "Landlord's Scope of Work". Tenant agrees, if, during the term of this Lease, Tenant shall change the usual method of conductance Tenant's business on the leased Premises, or should Tenant install thereon or therein any new facilities, or should new laws and regulations be imposed, concerning Tenant's authorized use, Tenant will, at the sole cost and expense of Tenant, make alterations or improvements in or to the demised Premises which may be required to reason of any Federal or state law, or by any municipal ordinance or regulation applicable thereto.

13. ALTERATION OF BUILDING AND INSTALLATION OF FIXTURES AND OTHER APPURTENANCES. Tenant may, with written consent of Landlord, who agrees not to withhold his consent unnecessarily, but at Tenant's sole cost and expense in a good workmanlike manner, make such alterations and repairs to the leased Premises as Tenant may require for the conduct of its business without, materially altering the basic character of the building or improvements, or weakening any structure on the demised Premises. Tenant shall have the right, with the written permission of Landlord, to erect, at Tenant's sole cost, and expense, such temporary  or  permanent  partitions,  including  office  partitions,  as may be necessary to facilitate the handling of Tenant's business and to install telephone and telephone equipment and wiring, and electrical fixtures, additional lights and wiring and other trade appliances. All installations shall be done in a good workmanlike manner. Any alterations or improvements to the leased Premises, including partitions, all electrical fixtures, lights and wiring shall, at the

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option of Landlord, become the property of Landlord, at the expiration or sooner termination of this Lease. By mutual agreement Tenant shall have the right to change any leasehold improvements prior to termination of the Lease. Should Landlord request Tenant to remove all or any part of the above mentioned items, Tenant shall do so prior to the expiration of this Lease and repair the Premises as described below. Temporary shelves, bins and machinery installed by Tenant shall remain the property of Tenant and may be removed by Tenant at any time; provided, however, that all covenants, including rent, due hereunder to Landlord shall have been complied with and paid. At the expiration or sooner termination of this Lease, or any extension thereof, Tenant shall remove said shelves, bins and machinery, and repair, in a good workmanlike manner, all damage done to the leased premises by such removal.

14. ERECTION AND REMOVAL OF SIGNS. Tenant may, if building policy permits, place suitable signs on the leased Premises for the purpose of indicating the nature of the business carried on by Tenant in such Premises; provided, however, that such signs shall be in keeping with other signs in the district where the leased Premises are located; and provided, further, that the location and size of such signs shall be approved by Landlord prior to their erection. Signs shall be removed prior to the expiration of this lease and any damage to the leased Premises caused by installation or removal of signs shall be repaired at expenses of the Tenant. All work shall be completed in a good workmanlike manner.

15. GLASS. Tenant agrees to immediately replace all class broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

16. RIGHT OF ENTRY BY LANDLORD. Tenant shall permit inspection of the demised premises during reasonable business hours, with prior 24 hour notification, by Landlord or Landlord's agents or representatives for the purpose of ascertaining the condition of the demised Premises and in order that Landlord may make such repairs as may be required to be made by Landlord under the terms of this Lease. Thirty (30) days prior to the expiration of this Lease, Landlord may cost suitable notice on the demised Premises that the same are "For Rent" and may show the Premises to prospective tenants at reasonable times with prior 24 hour notification. Landlord may not, however, thereby unnecessarily interfere with the use of demised Premises by Tenant.

17. ASSIGNMENT AND SUBLETTING. Neither this Lease nor any interest tenant voluntarily or involuntarily, by operation of law, and neither all nor any part of the leased Premises shall be sublet by Tenant, without Landlord's permission, which shall not be unreasonably withheld.

18. DAMAGE OR DESTRUCTION. If the demised Premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised Premises without expense or interest to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the Premises unrentable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired the Premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding, i.e. expenditure of fifty percent (50%) or more of replacement cost of the building or buildings on the demised Premises, Landlord or Tenant may elect to terminate this Lease by written notice to the other given within thirty (30) days after occurrence of such damage or destruction.

     Landlord and Tenant hereby release each other from responsibility for loss or damage occurring on or to the leased Premises or the premises of which they are a part or to the contents of either thereof, caused by fire or other hazards ordinarily covered by fire and extended coverage insurance policies and each waives all rights of recover against the other for such loss or damage. Willful misconduct lawfully attributed to either part, whether in whole or in part a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver.

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19. INJURIES AND PROPERTY  DAMAGE.  Tenant agrees to indemnify and hold harmless
Landlord of and from any and all claims of any kind or nature arising from Tenant's use of the demised Premises during the term hereof. and Tenant hereby waives ail claims against Landlord for damage to goods, wares, merchandise or for injure, to persons in and upon the Premises from any cause whatsoever except
such  as  in  that  result  from  the   negligence  of  Landlord  or  Landlord's
representatives  or from  performance  by  Landlord.  Tenant  shall at all times during the term hereof keep in effect in responsible companies liability insurance in the names of and for the benefit of Tenant and Landlord with limits
as   follows:    Bodily   Injury    $500,000.00   each   occurrence;    Property
Damage.$100.000.00,or in lieu thereof . a combined limit of bodily injury and property damage liability of not less than $500,000.00.

     Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A renewal policy shall be procured not less than Ten
(10) days prior to the expiration of any policy. Each original policy or a certified copy thereof, or a satisfactory certificate of the insured evidencing insurance carried with proof of payment of the premium shall be deposited with Landlord. Tenant shall have the right to settle and adjust all liability claims and all other claims against the insurance companies, but without subjecting Landlord to any liability or obligation.

20. SURRENDER OF PREMISES. Tenant agrees to surrender the leased premises at the expiration, or sooner termination of this Lease, or any extension thereof, in the same condition as when said Premises were delivered to Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted, and Tenant shall remove all of its personal property.

21. HOLDOVER. Should the Landlord permit Tenant to holdover the leased Premises of any part thereof. after the expiration of the term of this Lease. then and unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and shall in no event be construed as a renewal of this Lease and all provisions of this Lease not inconsistent with a tenancy from month-to-month shall remain in full force and effect during, the month-to-month tenancy. Tenant agrees to give Landlord sixty (60) days prior written notice of its intent to vacate Premises. Tenant agrees to vacate the premises within sixty
(60) days of this notice. The rental for the month-to-month tenancy shall be equal to the Tenants actual rent at that time.

22. QUIET ENJOYMENT. If and so long as Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the demised Premises, subject, however, to the terms of this Lease, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the demised Premises throughout the terms of this Lease.

23. WAIVER OF COVENANTS. The failure of any party to enforce the provisions of this Agreement shall not constitute a waiver unless specifically stated in writing, signed by the party whose rights are deemed waived regardless of a party's knowledge of a breach hereunder.

24. DEFAULT. If Tenant shall make default in the fulfillment of any of the covenants and conditions hereof except default in payment of rent, Landlord may, at its option, after fifteen (15) days prior notice to Tenant, make performance for Tenant and for the purpose advance such amounts as may be necessary. Any amounts so advanced or any expense incurred, or sum of money paid by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease, or in defending any action to which landlord may be subjected by reason of any such failure for any reason of this Lease, shall be deemed to be additional rent for the leased Premises and shall be due and payable to Landlord on demand. The acceptance by Landlord of any

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installment of fixed rent, Or of any additional rent due under this or any other paragraph of this lease, shall not be a waiver of any other rent then due nor of the right to demand the performance of any other obligation of the Tenant under this Lease. Interest shall be paid to Landlord on all sums advanced by Landlord at an annual interest rate of ten (10%) percent.

         If Tenant shall make default in fulfillment of any of the covenants or conditions of this Lease (other than the covenants for the payment of rent or other amounts) and any such default shall continue for a period of fifteen (15) days after written notice, then Landlord may, at its option, terminate this Lease by giving Tenant written notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration of the term of this Lease and Tenant shall quit and surrender the leased Premises.

25. DEFAULT IN RENT, INSOLVENCY OF TENANT. If Tenant shall make default in the payment of the rent reserved hereunder, or any part thereof, or in making any other payment herein provided for, and any such default shall continue for a period of ten (10) days, or if Tenant shall be legally dismissed therefrom by or under any authority other than Landlord, or if Tenant shall file a voluntary petition in bankruptcy or if Tenant shall file any petition or institute any proceedings under any insolvency of Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if in any proceeding based on the insolvency of Tenant or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Tenant or the leased premises or if any proceeding shall be commenced for the reorganization of Tenant or if the leasehold estate created hereby shall be taken on execution or by any process of law or if Tenant shall admit in writing, its inability to pay its obligations generally as they become due, then Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, Landlord may elect to re-enter as herein provided, or Landlord may take possession pursuant to this Lease and re-let said premises or any part thereof for such term of terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable with the right to make alterations and repairs to said premises, Upon each such re-letting, Tenant shall be immediately liable for and shall pay to Landlord, in addition to any indebtedness due hereunder, the costs and expenses of such re-letting including advertising costs, brokerage fees, any reasonable attorneys' fees incurred and the cost of such alterations and brokerage fees, any reasonable attorney's fees incurred ,and the cost of such alterations and repairs incurred by Landlord, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the premises for said period of such re-letting. If Tenant has been credited with any rent to be received by such re-letting and such rents shall not be promptly paid to Landlord by the new Tenant, such deficiency shall be calculated and paid monthly by Tenant. No such re-entry or taking possession of the premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless the termination thereof be decreed by a court of competent jurisdiction or stated specifically by the landlord in writing addressed to the tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including a the cost of recovering the premises including attorney's fees, court costs, and storage charges and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In no event, shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy insolvency or reorganization proceedings.


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26. ENFORCEMENT.  In the event either party shall enforce the terms of the Lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including, a reasonable attorney's fee.

27. FAILURE TO PERFORM COVENANT. Any failure on the part of either party to this Lease to perform any obligation hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so failing to perform, to the extent and for the period that such continues.

28. RIGHTS OF SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Lease will apply to, inure to the benefit of, and be binding upon the parties hereto, their heirs, distributees, executors, administrators, legal representatives, assigns, and upon their respective successors in interest, except as expressly otherwise herein above provided.

29. TIME. Time is of the essence of this Lease and every term, covenant and condition herein contained.

30. LIENS. Tenant agrees not to permit any lien for monies owing by Tenant to remain against the leased premises for a period of more than thirty (30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting in the courts the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvements by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided by the courts shall not be a violation of this Agreement or any covenant thereof. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of the same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay and discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the leased premise which Tenant is obligated to pay and which may or might become a lien on said premises. Tenant agrees to repay any sum so paid by Landlord upon demand therefore, as provided for in paragraph 21 herein.

31. CONSTRUCTION OF LEASE. Words of gender used in this Lease shall be held to include any other gender, and words in the singular number shall beheld to include the plural when the sense requires.

32. PARAGRAPH HEADINGS. The paragraph heading as to the contents of particular paragraphs herein, are inserted only for convenience and are in not way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

33. NOTICES. It is agreed that the legal address of the parties for all notices required or permitted to be given hereunder, or for purposes of billing, process, correspondence, and any other legal purposes whatsoever, shall be deemed sufficient if given by communication in writing by United States mail, postage prepaid and certified and addressed as follows:

If to Landlord, at the following address:      51 East 400 South Suite 210
                                               Salt Lake City, Utah 84111

If to Tenant, at the following address:        Attention: Real Estate Department
                                               P.0 Box 850306
                                               Mesquite, TX 75185-0306


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34. COMMISSIONS.  Landlord acknowledges the service of InterNet Properties, Inc, as Real Estate Broker in this transaction and in consideration of the effort of said Broker in obtaining Tenant herein, does hereby agree to pay, to said broker for services rendered, commissions on the rental of the demised Premises. Said Broker shall be entitled to his commissions regardless of whether or not the Premises are taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof.

35. GOVERNING LAW. The terms of this agreement shall be governed by and construed in accordance with the state of Utah.

36.  DOCUMENTATION.   The  parties  hereto  agree  to  execute  such  additional documentation as may be necessary or desirable to carry out the intent of this Agreement.

37. CONTINGENCY REGARDING USE. This Lease is continent upon there being no restrictions, covenants, agreements, laws, ordinances, rules or regulations, which would prohibit Tenant form using the above described Premises for the purposes described herein.

38. INDEMNIFICATION OF LANDLORD, Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, shall hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares, and merchandise of any person, arising from the use of the Premises by Tenant, or from the failure of the Tenant to keep the Premises in good condition and repair, as herein provided.

39. EMINENT DOMAIN. If at any time during the term of this Lease the entire Premises or any part thereof shall be taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date possession is taken by the condemning authority.

     If all or any substantial portion of the Premises shall be taken, Landlord may terminate this Lease at its option, by giving Tenant written notice of such termination within thirty (30) days of such taking. If all or a Portion of the Premises taken are so substantial that Tenant's use of the Premises is substantially impaired, Tenant may terminate this Lease at its option, but giving landlord written notice of such termination within thirty (30) days of such taking. If neither party terminates this Lease pursuant this Article, this Lease shall remain in full force and effect, except that the rent payable by Tenant hereunder shall be reduced in the proportion that the area of the Premises so taken bears to the total Premises.

     Landlord shall be entitled to and Tenant hereby assigns to Landlord the entire amount of any award in connection with such taking. Nothing in this Article shall give Landlord any interest in or preclude Tenant from seeking, on its own account, any award attributable to the taking of personal property or trade fixtures belonging to Tenant, or for the interruption of Tenant's business.

40. REPRESENTATION REGARDING AUTHORITY. The persons who have executed this Agreement represent and warrant that they are duly authorized to execute this Agreement in their individual or representative capacity as indicated.

41. ENTIRE AGREEMENT. This Lease Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Agreement may not be altered or amended. except by a subsequent written agreement executed by all of the parties hereto.


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42. REVIEW OF DOCUMENTS.  The parties  hereto  represent that they have read and understand the terms of this Lease Agreement, and that they have sought legal counsel to the extent deemed necessary in order to protect their respective interests.

43. KEYS & LOCKS. The Tenant shall not change locks or install other locks on doors without the written consent of the Landlord who agrees not to unreasonably withhold his consent. Tenant upon the termination of the Tenant shall deliver to the Landlord all the keys to the offices, rooms and toilet rooms which have been furnished to the Tenant.

44. AUCTION, FIRE OR BANKRUPTCY SALE. Tenant shall not conduct any auction nor permit any fire or bankruptcy sale to be held on the Premises.

45.      ESTOPPEL CERTIFICATE.

     45.1 Landlord's Right to Estoppel Certificate. Tenant shall, within Fifteen
(15) days after Landlord's request, execute and deliver to Landlord a written declaration in recordable form: (1) ratifying this Lease: (2)expressing the Commencement Date and termination date hereof, (3) certifying that this Lease is in full force and effect and :as not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (4) that all conditions under this Lease to be performed by Landlord have been satisfied; (5) that there are no defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (6) the amount of advance rental, if any,(or none if such is the case) paid by Tenant; (7),the date to which rental has been paid; (8) the amount of security deposited with Landlord; and
(9) such other information as Landlord may reasonably request. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.

     45.2 Effect of Failure to Provide Estoppel Certificate. Tenant's failure to furnish any Estoppel Certificate within fifteen (15) days after request, therefore it shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no unusual breaches or defaults on the part of the Landlord; and (c) no more than one (1) month's rent has been paid in advance.

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

46.      MISCELLANEOUS.

1. Landlord shall utilize a sum not to exceed Fifty Thousand Dollars ($50,000) in the construction of Tenant's Premises as indicated on the attached Exhibit "A" - Landlord's Scope of Work. Landlord shall complete the construction in Tenant's Premises as specifically set forth in the attached Landlord's Scope of Work, and any work that is not specifically indicated therein shall be at Tenant's sole cost and expense. 1

2. Tenant retains the right, as long as rent is being paid, to close the Premises for business without penalty from the Landlord.

3.   Tenant shall have the "exclusive use" of their Premises.

Signed on 12/4/1998                By:  /s/  John Afridi
                                     --------------------------------
                                   Its: Owner

Signed on 11/28/1998               By: /s/  Robert Austein
                                     -----------------------------
                                   Its: Vice President

CONSULT YOUR ATTORNEY - This document has been prepared for approval by your attorney. No representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

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



TENANT:                   RTO OPERATING, INC., D/B/A HOME CHOICE
PROPERTY:                 1374 SOUTH STATE STREET

                                   EXHIBIT "A"

LANDLORD'S SCOPE OF WORK

A. Subject to and following, completion of Landlord's Work as described below, Landlord shall deliver the Premises and Tenant hereby agrees to accept the Premises in that condition. Landlord shall utilize a sum not to exceed Fifty Eight Thousand and 00/100 Dollars($58,500) to construct Tenant's Premises as specifically indicated below. Landlord will provide Tenant a $50,000 allowance for the improvements. The difference of $8,500 will be paid by the Tenant to the Landlord at time of Lease execution. Landlord will use its best efforts to complete the improvements in a good and workmanlike manner by January 20, 1999. Any work that is not specifically indicated below shall be at Tenant's sole cost and expense.

B. Tenant agrees, at its expense, to prepare detailed drawings showing extent of such improvements, sign and submit said signed drawings to Landlord in triplicate for review and approval. Drawings must be prepared by a licensed architect or qualified designer.

In the event Landlord shall approve said drawings, which approval shall not be unreasonably withheld, Landlord shall sign and return one (1) set of drawincs to Tenant. Notwithstanding Landlord's review of such drawings and specifications, and whether or not Landlord approves or disapproves such drawings and specification, Landlord shall be responsible for compliance of such drawings and specifications and of the construction with all applicable laws.

Landlord agrees, at its expense, to construct the Premises in accordance with the detailed drawings.

Landlord agrees to complete said construction in accordance with all applicable building codes and zoning ordinances of the City of Salt Lake.

Landlord agrees to provide Tenant, upon written request from Tenant, with copies of all applicants building permits, health department permits, contractors' license numbers, insurance certificates covering the work, and final lien waivers evidencing Landlord's payment in full of all of Landlord's construction costs.

C. Any sign to be placed on the Premises or on any part of the exterior of the structure must be approved in writing by Landlord prior to the ordering of said sign.

Landlord's Scope of Work:

1. Ceilings       Install a new 2 X 4 grid ceiling system in 2/3 of premises.

2. Demolition Removal of existing sheetrock walls, steel beams & deck in warehouse, existin- furnace, block wall dividing the space, one bathroom.

3. Doors Install three new paint grade doors in sales area, install one overhead panel door (no power).


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4. Drywall        Fir out exterior block walls to 9 feet,  install new partition walls as per plan.

5. Electrical Install 28 outlets, power to sign, seven light switches, 47 2x4 light fixtures, three power poles, 6 new 8' strip lights, power to roof top unit, power to new space heater location, one new panel

6. Flooring Install owner supplied carpet, owner supplied rubber cove base, owner supplied VCT; minor floor patching for new carpet (not to exceed $2,000).

7. Glass          Install one new window in office.

8. HVAC Install one 7 ton high efficiency RTU to include diffusers, duct work, etc, install gas piping to relocated space heater and RTU, relocate one existing space heater.

9. Block wall     Removal of block will and addition of supports to be completed as per engineered drawings.

10. Exclusions    Supply of carpet, base, and VCT, cabinetry, floor outlets.

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